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                                                                   Exhibit 10.55

TO:      Jay Grossman

FR:      Perry A. Sook

RE:      Modifications to My Compensation Agreement

DA:      9/26/02

To remain in compliance with the new Sarbanes-Oxley regulations, set forth in this memorandum are the modifications to my compensation agreement as we have discussed.

Salary and Bonus:  (in $  000's)
Current Agreement                  Modification as Agreed
            Salary      Bonus      Salary               Bonus
2002        400         200        600 (eff. 10/1/02)   300
2003        415         207.5      615                  307.5
2004        430         215        630                  315
2005        450         225        650                  325
2006        475         237.5      675                  337.5
2007        500         250        700                  350

Completion/Change of Control Incentive:
The current agreement calls for a payment of $4,000,000 at the end of contract completion, at 12/31/07 or upon change of control. The modification as agreed reduces that payment to $2,300,000 in exchange for the current compensation changes made above.

Early Sale Incentive:
Furthermore, an incentive for an early sale of the company has been instituted. Payments will be made on the following schedule:

                  Prior to 12/31/05         $900,000
                  During 2006               $500,000
                  During 2007               $150,000

All other aspects of my employment relationship with Nexstar Broadcasting remain the same. Please evidence your agreement and approval of the terms and conditions contained herein by signing below.

Sincerely,                                           Agreed and Accepted:


/s/ Perry A. Sook
---------------------------
Perry A. Sook                                        /s/ Jay Grossman
                                                     ---------------------------
President/CEO                                        Date:


                        NEXSTAR BROADCASTING GROUP, INC.
         200 Abington Executive Park, Suite 201 Clarks Summit, PA 19411
                       (570) 586-5400 fax (570) 586-8745